Subsequent Events	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Subsequent Events
25. Subsequent Events

a)
In February 2021, The Board of Directors approved a plan to

spin-off

our towers from América Móvil in Latin América. This

spin-off

will maximize the value of the infrastructure by becoming an independent entity entirely focused on development, construction and co-location

of towers for wireless services and this transaction is consider to shareholders as a new entity. The Company expect to complete the reorganization of assets in 2021.

b)
In February, 2021, the Company announces that its wholly-owned Dutch subsidiary América Móvil B.V. (the “Issuer”) has completed the placement of approximately EUR 2.1 billion principal amount of senior unsecured bonds (the “Bonds”) exchangeable into ordinary shares of Koninklijke KPN N.V. (the “Exchangeable Bond Offering”). The Bonds will have a maturity of 3 years, they will not bear interest

(zero-coupon)

and will be issued at an issue price of 104.75% of their principal amount, resulting in an annual yield-to-maturity

of (1.53)%. The aggregate proceeds from the Bonds will be approximately EUR 2.2 billion. The Bonds will be exchangeable into Koninklijke KPN N.V. (“KPN”) ordinary shares and the initial exchange price has been set at EUR 3.1185, a premium of 15 per cent. above the Reference Price of EUR 2.7117 (the volume weighted average price of the KPN ordinary shares on Euronext Amsterdam on 23 February 2021). The Exchangeable Bond Offering is expected to close on 2 March 2021.